UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number: 811-04049

Deutsche DWS Income Trust

(Exact Name of Registrant as Specified in Charter)

875 Third Avenue

New York, NY 10022-6225

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-4500

Diane Kenneally

One International Place

Boston, MA 02110

(Name and Address of Agent for Service)

Date of fiscal year end:	9/30

Date of reporting period:	3/31/2020

ITEM 1.	REPORT TO STOCKHOLDERS

March 31, 2020

Semiannual Report

to Shareholders

DWS GNMA Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s Web site (dws.com), and you will be notified by mail each time a report is posted and provided with a Web site link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank), or if you are a direct investor, by calling (800) 728-3337 or sending an email request to service@dws.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800) 728-3337 or send an email request to service@dws.com to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with DWS if you invest directly with the Fund.

Contents

3	Letter to Shareholders
4	Performance Summary
8	Portfolio Management Team
9	Portfolio Summary
10	Investment Portfolio
18	Statement of Assets and Liabilities
20	Statement of Operations
21	Statements of Changes in Net Assets
22	Financial Highlights

29	Notes to Financial Statements
44	Information About Your Fund’s Expenses
46	Liquidity Risk Management
47	Advisory Agreement Board Considerations and Fee Evaluation
52	Account Management Resources
54	Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Mortgage-backed securities represent interests in “pools” of mortgages and often involve risks that are different from or possibly more acute than risk associated with other types of debt instruments. When market interest rates increase, the market values of mortgage-backed securities decline and volatility of the Fund may increase. When market interest rates decline, the value of mortgage-backed securities may increase, but could expose the Fund to lower rate of return on investment. Bond investment are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payment of principal and interest. Investing in derivatives entails special risks relating to liquidity, leverages and credit that may reduce return and/or increase volatility. The Fund may lend securities to approved institution. Please read the prospectus for details.

War, terrorism, economic uncertainty, trade disputes, public health crises (including the recent pandemic spread of the novel coronavirus) and related geopolitical events could lead to increased market volatility, disruption to U.S. and world economies and markets and may have significant adverse effects on the Fund and its investments.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.

NOT FDIC/NCUA INSURED     NO BANK GUARANTEE     MAY LOSE VALUE NOT A DEPOSIT     NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	DWS GNMA Fund

Letter to Shareholders

Dear Shareholder:

While the economy isn’t expected to shrug off the impacts of the COVID-19 pandemic easily, DWS’s CIO Office is cautiously optimistic. Our CIO Office anticipates the recession in the United States (“U.S.”) to be shallower than in the Eurozone, followed by a more robust U.S. recovery primarily benefiting from the outsized U.S. fiscal stimulus. Our CIO office sees long-lasting disruptions of supply chains and consumer spending, potentially derailing the current outlook.

What is already becoming clear is the current assessment of the situation by financial markets. As of mid-May, U.S. markets have moved from panic mode back to relatively high valuations. However, sentiment can quickly change and March lows may be tested again in the coming months. With respect to the bond markets, we think that accommodative central bank action will continue or even accelerate, with the interest rates set to remain low for the foreseeable future.

What may come next? In the short term, we expect markets to remain volatile. While our strategists forecast peaking uncertainty on stock markets, sharp setbacks could happen at any time. Stocks have become even more appealing for the medium to long term time horizons, due to the very accommodative monetary policy of the leading central banks and growing fiscal deficits.

As the U.S. and global economies forge a path to recovery, close monitoring of developments to assess potential opportunities and risks is critical. We believe the unique structure of our CIO Office — which synthesizes the views of more than 900 DWS economists, analysts and investment professionals around the world — perfectly positions us to make strategic and tactical decisions. Those insights are updated frequently and are always available on the ‘Insights’ section of dws.com.

As always, we appreciate your trust and welcome the opportunity to help you navigate these unusual times. We believe our decades of experience in managing assets through multiple market cycles and events will add value in times such as these.

Best regards,

Hepsen Uzcan President, DWS Funds

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

DWS GNMA Fund	|	3

Performance Summary	March 31, 2020 (Unaudited)

Class A	6-Month‡	1-Year	5-Year	10-Year

Average Annual Total Returns as of 3/31/20
Unadjusted for Sales Charge	1.70%	5 50%	1.97%	2.51%
Adjusted for the Maximum Sales Charge (max 2.75% load)	–1.09%	2.60%	1.40%	2.23%
Bloomberg Barclays GNMA Index†	3.59%	6.83%	2.78%	3.32%

Class T	6-Month‡	1-Year	5-Year	10-Year

Average Annual Total Returns as of 3/31/20
Unadjusted for Sales Charge	1.76%	5.48%	1.94%	2.45%
Adjusted for the Maximum Sales Charge (max 2.50% load)	–0.78%	2.84%	1.43%	2.19%
Bloomberg Barclays GNMA Index†	3.59%	6.83%	2.78%	3.32%

Class C	6-Month‡	1-Year	5-Year	10-Year

Average Annual Total Returns as of 3/31/20
Unadjusted for Sales Charge	1.30%	4.67%	1.20%	1.73%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	0.30%	4.67%	1.20%	1.73%
Bloomberg Barclays GNMA Index†	3.59%	6.83%	2.78%	3.32%

Class R	6-Month‡	1-Year	5-Year	10-Year

Average Annual Total Returns as of 3/31/20
No Sales Charges	1.53%	5.15%	1.64%	2.16%
Bloomberg Barclays GNMA Index†	3.59%	6.83%	2.78%	3.32%

Class R6	6-Month‡	1-Year	5-Year	Life of Class*

Average Annual Total Returns as of 3/31/20
No Sales Charges	1.94%	5.84%	2.23%	2.24%
Bloomberg Barclays GNMA Index†	3.59%	6.83%	2.78%	2.75%

Class S	6-Month‡	1-Year	5-Year	10-Year

Average Annual Total Returns as of 3/31/20
No Sales Charges	1.89%	5.75%	2.24%	2.77%
Bloomberg Barclays GNMA Index†	3.59%	6.83%	2.78%	3.32%

4	|	DWS GNMA Fund

Institutional Class	6-Month‡	1-Year	5-Year	10-Year

Average Annual Total Returns as of 3/31/20
No Sales Charges	1.83%	5.76%	2.24%	2.79%
Bloomberg Barclays GNMA Index†	3.59%	6.83%	2.78%	3.32%

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the Fund’s most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated February 1, 2020 are 0.79%, 0.82%, 1.57%, 1.22%, 0.48%, 0.56% and 0.54% for Class A, Class T, Class C, Class R, Class R6, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Returns shown for Class R shares for the periods prior to its inception on May 1, 2012, and for Class T shares for the periods prior to its inception on June 5, 2017 are derived from the historical performance of Class S shares of DWS GNMA Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of each specific class and applicable sales charges. Any difference in expenses will affect performance.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

DWS GNMA Fund	|	5

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

*	Class R6 shares commenced operations on February 2, 2015.

†	The Bloomberg Barclays GNMA Index is an unmanaged, market-value-weighted measure of all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association.

‡	Total returns shown for periods less than one year are not annualized.

6	|	DWS GNMA Fund

	Class A	Class T	Class C	Class R	Class R6	Class S	Institutional Class

Net Asset Value
3/31/20	$13.89	$13.89	$13.89	$13.91	$13.90	$13.91	$13.90
9/30/19	$13.81	$13.81	$13.81	$13.82	$13.82	$13.83	$13.81

Distribution Information as of 3/31/20
Income Dividends, Six Months	$.16	$.16	$.11	$.14	$.19	$.18	$.18
March Income Dividend	$.0245	$.0242	$.0154	$.0206	$.0282	$.0273	$.0275
SEC 30-day Yield‡‡	1.93%	1.98%	1.20%	1.60%	2.29%	2.21%	2.26%
Current Annualized Distribution Rate‡‡	2.12%	2.09%	1.33%	1.78%	2.43%	2.36%	2.37%

‡‡

The SEC yield is net investment income per share earned over the month ended March 31, 2020, shown as an annual percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 1.59%, for Class R shares had certain expenses not been reduced. Current annualized distribution rate is the latest monthly dividend as an annualized percentage of net asset value on March 31, 2020. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 1.77% for Class R shares had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.

DWS GNMA Fund	|	7

Portfolio Management Team

Scott Agi, CFA, Director

Portfolio Manager of the Fund. Began managing the Fund in 2014.

–

Joined DWS in 2006 with eight years of industry experience. Prior to his current role, he served as a Sector head for US Rates and Mortgage Backed Securities. Before joining DWS, he served as an MBS Analyst at Bear Stearns, in Portfolio Analytics at TimesSquare Capital Management and as a Quantitative Analyst in the Municipal Bond Division at The Vanguard Group.

–	Co-Head of US Rates and Structured Finance: New York.

–	BS in Finance, Albright College.

Gregory M. Staples, CFA, Managing Director

Portfolio Manager of the Fund. Began managing the Fund in 2016.

–	Joined DWS in 2005 with 23 years of industry experience. Prior to joining, he served as a Senior Managing Director at MONY.

–	Head of Fixed Income for North America: New York.

–	BA in Economics, Columbia College; MBA, New York University, Stern School of Business.

8	|	DWS GNMA Fund

Portfolio Summary	(Unaudited)

Asset Allocation (As a % of Net Assets)	3/31/20	9/30/19
Government National Mortgage Association	75%	75%
Collateralized Mortgage Obligations — Government National Mortgage Association	14%	9%
Asset-Backed	6%	6%
Collateralized Mortgage Obligations — Other	4%	7%
Government & Agency Obligations	2%	5%
Commercial Mortgage-Backed Securities	2%	3%
U.S. Government Agency Sponsored Pass-Throughs	1%	2%
Cash Equivalents and Other Assets and Liabilities, net	(4)%	(7)%
	100%	100%

Coupons*	3/31/20	9/30/19
Less than 3.5%	46%	25%
3.5%–4.49%	41%	53%
4.5%–5.49%	7%	15%
5.5%–6.49%	5%	6%
6.5%–7.49%	1%	1%
	100%	100%

*	Excludes Cash Equivalents and U.S. Treasury Bills.

Interest Rate Sensitivity	3/31/20	9/30/19
Effective Maturity	4.7 years	5.0 years
Effective Duration	3.0 years	2.9 years

Effective maturity is the weighted average of the maturity date of bonds held by the Fund taking into consideration any available maturity shortening features.

Effective duration is an approximate measure of the Fund’s sensitivity to interest rate changes taking into consideration any maturity shortening features.

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund’s investment portfolio, see page 10. A quarterly Fact Sheet is available on dws.com or upon request. Please see the Account Management Resources section on page 52 for contact information.

DWS GNMA Fund	|	9

Investment Portfolio	as of March 31, 2020 (Unaudited)

	Principal Amount ($)	Value ($)
Government National Mortgage Association 75.4%

Government National Mortgage Association:

2.5%, 4/1/2050 (a)	71,300,000	74,493,527

2.99%, 4/15/2042	110,770	116,246

3.0%, with various maturities from 9/15/2042 until 4/1/2050 (a)	340,508,488	361,999,558

3.5%, with various maturities from 11/20/2041 until 12/20/2049	416,250,577	446,427,371

4.0%, with various maturities from 8/20/2040 until 12/20/2047	76,608,848	82,163,507

4.25%, with various maturities from 5/15/2041 until 10/15/2041	566,803	600,195

4.49%, with various maturities from 6/15/2041 until 7/15/2041	854,390	921,475

4.5%, with various maturities from 8/15/2039 until 4/15/2041	23,914,769	26,597,435

4.55%, 1/15/2041	1,305,221	1,457,933

4.625%, 5/15/2041	289,737	317,086

5.0%, with various maturities from 3/20/2029 until 7/20/2041	36,072,601	40,394,029

5.5%, with various maturities from 1/15/2034 until 6/15/2042	44,645,516	52,833,003

6.0%, with various maturities from 12/15/2022 until 1/15/2039	12,315,581	14,716,597

6.5%, with various maturities from 6/20/2032 until 3/20/2039	7,957,459	9,490,995

7.0%, with various maturities from 9/15/2035 until 4/20/2039	1,776,990	2,074,313

7.5%, with various maturities from 6/20/2022 until 8/20/2032	88,156	103,491
Total Government National Mortgage Association (Cost $1,081,631,018)		1,114,706,761

Asset-Backed 5.5%
Automobile Receivables 2.3%
AmeriCredit Automobile Receivables Trust:

“C”, Series 2019-2, 2.74%, 4/18/2025	2,040,000	1,976,913

“A3”, Series 2019-1, 2.97%, 11/20/2023	5,590,000	5,621,247

“D”, Series 2017-3, 3.18%, 7/18/2023	7,700,000	7,643,039

Avis Budget Rental Car Funding AESOP LLC, “A”, Series 2015-2A, 144A, 2.63%, 12/20/2021	2,850,000	2,824,523

GM Financial Consumer Automobile Receivables Trust, A2, Series 2020-1, 1.83%, 1/17/2023	9,312,000	9,335,220

The accompanying notes are an integral part of the financial statements.

10	|	DWS GNMA Fund

	Principal Amount ($)	Value ($)

Hertz Vehicle Financing II LP, A, Series 2015-3A, 144A, 2.67%, 9/25/2021	5,000,000	4,944,088

United Auto Credit Securitization Trust, “A”, Series 2019-1, 144A, 2.82%, 7/12/2021	1,720,501	1,718,463

		34,063,493

Miscellaneous 3.2%

GMF Floorplan Owner Revolving Trust, “B”, Series 2019-2, 144A, 3.1%, 4/15/2026	19,000,000	17,081,428

MVW Owner Trust, “A”, Series 2019-1A, 144A, 2.89%, 11/20/2036	12,721,366	11,878,104

NRZ Excess Spread-Collateralized Notes, “B”, Series 2018-PLS1, 144A, 3.588%, 1/25/2023	6,076,977	6,064,994

Verizon Owner Trust, “A1A”, Series 2018-A, 3.23%, 4/20/2023	11,997,000	12,071,981

		47,096,507
Total Asset-Backed (Cost $83,939,936)		81,160,000

Commercial Mortgage-Backed Securities 1.5%

CFK Trust, “A”, Series 2020-MF2, 144A, 2.387%, 3/15/2039	15,000,000	14,838,954

FHLMC Multifamily Structured Pass-Through Certificates, “X1P”, Series KL05, Interest Only, 0.892%, 6/25/2029	64,800,000	4,417,675

Wells Fargo Commercial Mortgage Trust, “A4”, Series 2016-NXS6, 2.918%, 11/15/2049	2,370,000	2,374,745
Total Commercial Mortgage-Backed Securities (Cost $22,385,968)		21,631,374

Collateralized Mortgage Obligations 18.4%

Federal Home Loan Mortgage Corp.:

“EA”, Series 2530, Principal Only, Zero Coupon, 1/15/2032	373,910	331,471

“DZ”, series 4887, 4.0%, 4/15/2049	6,759,490	7,543,379

“OH”, Series 3382, Principal Only, Zero Coupon, 11/15/2037	204,769	189,324

“PT”, Series 3586, Interest Only, 1.55% *, 2/15/2038	40,277	39,686

“CZ”, Series 4113, 3.0%, 9/15/2042	4,903,325	4,972,145

“PI”, Series 3940, Interest Only, 4.0%, 2/15/2041	6,269,426	585,994

“C25”, Series 304, Interest Only, 4.0%, 10/15/2041	14,245,602	1,608,436

“UZ”, Series 4339, 4.0%, 2/15/2054	7,657,570	7,898,455

“UA”, Series 4298, 4.0%, 2/15/2054	1,689,707	1,704,498

“PI”, Series 3843, Interest Only, 4.5%, 5/15/2038	2,926,731	40,484

“C32”, Series 303, Interest Only, 4.5%, 12/15/2042	21,556,050	3,202,696

“IO”, Series 2580, Interest Only, 6.0%, 3/15/2033	113,068	19,101

“MI”, Series 3871, Interest Only, 6.0%, 4/15/2040	425,551	13,327

“IJ”, Series 4472, Interest Only, 6.0%, 11/15/2043	9,084,143	1,670,662

“A”, Series 172, Interest Only, 6.5%, 1/1/2024	59,486	5,093

“C22”, Series 324, Interest Only, 6.5%, 4/15/2039	12,040,981	2,660,537

The accompanying notes are an integral part of the financial statements.

DWS GNMA Fund	|	11

	Principal Amount ($)	Value ($)

Federal National Mortgage Association:

“CO”, Series 2013-117, Principal Only, Zero Coupon, 5/25/2033	2,695,434	2,517,759

“FE”, Series 2018-94, 1-month USD-LIBOR + 0.400%, 1.347% *, 1/25/2049	3,935,469	3,892,384

“AY”, Series 2013-6, 2.0%, 2/25/2043	1,244,000	1,216,947

“LZ”, Series 2013-6, 3.5%, 2/25/2043	941,631	1,055,388

“4”, Series 406, Interest Only, 4.0%, 9/25/2040	5,335,461	601,721

“C2”, Series 410, Interest Only, 4.0%, 4/25/2042	5,298,210	655,050

“IO”, Series 2016-26, Interest Only, 5.0%, 5/25/2046	24,628,331	4,213,495

“KS”, Series 2017-84, Interest Only, 6.050% minus 1-month USD-LIBOR, 5.103% *, 10/25/2057	17,263,724	4,649,985

“UI”, Series 2010-126, Interest Only, 5.5%, 10/25/2040	9,901,537	1,533,600

“IO”, Series 2014-70, Interest Only, 5.5%, 10/25/2044	12,680,896	2,214,579

“BI”, Series 2015-97, Interest Only, 5.5%, 1/25/2046	10,680,914	2,014,919

“IO2”, Series 2007-W8, Interest Only, 6.0%, 9/25/2037	231,497	68,772

“WI”, Series 2011-59, Interest Only, 6.0%, 5/25/2040	127,050	448

“HI”, Series 2010-2, Interest Only, 6.5%, 2/25/2040	2,519,669	850,732

Government National Mortgage Association:

“PO”, Series 2007-18, Principal Only, Zero Coupon, 5/20/2035	1,345,648	1,228,747

“KO”, Series 2013-38, Principal Only, Zero Coupon, 1/20/2043	2,325,858	1,825,717

“FY”, Series 2015-80, 1-month USD-LIBOR + 0.270%, 1.043% *, 3/20/2043	12,885,819	12,688,957

“CI”, Series 2015-74, 3.0%, 10/16/2039	8,267,922	534,253

“WZ”, Series 2014-99, 3.0%, 7/16/2044	9,546,782	10,583,624

“BW”, Series 2014-119, 3.0%, 8/20/2044	4,587,019	5,253,843

“MT”, Series 2015-92, 3.0%, 1/20/2045	10,000,000	11,107,076

“Q”, Series 2015-141, 3.0%, 7/20/2045	10,595,177	11,127,085

“PY”, Series 2015-123, 3.0%, 9/20/2045	10,688,000	11,578,976

“BL”, Series 2017-85, 3.0%, 8/20/2046	5,888,857	6,477,586

“YP”, Series 2017-93, 3.0%, 2/20/2047	3,495,516	3,903,089

“ML”, Series 2017-66, 3.0%, 4/20/2047	4,135,000	4,558,116

“DZ”, Series 65-2017, 3.0%, 4/20/2047	2,553,945	2,536,577

“MZ”, Series 96-2017, 3.0%, 6/20/2047	2,641,963	2,837,994

“GT”, Series 2017-113, 3.0%, 7/20/2047	5,731,733	6,278,074

“JZ”, Series 110-2017, 3.0%, 7/20/2047	3,791,126	3,993,130

“KC”, Series 2017-155, 3.0%, 10/20/2047	3,605,708	3,921,187

“DI”, Series 2014-102, Interest Only, 3.5%, 7/16/2029	2,305,581	141,405

“PI”, Series 2012-47, Interest Only, 3.5%, 12/20/2039	5,458,429	113,673

“JI”, Series 2013-10, Interest Only, 3.5%, 1/20/2043	14,564,896	1,998,968

“JI”, Series 2019-117, Interest Only, 3.5%, 9/20/2049	13,967,127	2,081,948

“EP”, Series 2013-147, 3.625%, 12/20/2039	5,669,000	6,753,694

The accompanying notes are an integral part of the financial statements.

12	|	DWS GNMA Fund

	Principal Amount ($)	Value ($)

“IP”, Series 2015-50, Interest Only, 4.0%, 9/20/2040	15,965,514	410,462

“PI”, Series 2015-40, Interest Only, 4.0%, 4/20/2044	4,548,093	222,205

“ZC”, Series 2003-86, 4.5%, 10/20/2033	575,252	623,147

“S”, Series 2013-134, Interest Only, 5.600% minus 1-month USD-LIBOR, 4.827%*, 9/20/2043	15,390,418	2,813,894

“UZ”, Series 2010-37, 5.0%, 3/20/2040	1,789,705	2,111,977

“AS”, Series 2018-168, Interest Only, 1-month USD-LIBOR + 6.100%, 5.327%*, 12/20/2048	58,976,181	9,749,364

“SL”, Series 2013-99, Interest Only, 6.150% minus 1-month USD-LIBOR, 5.377%*, 3/20/2043	28,841,263	4,164,436

“SJ”, Series 2013-169, Interest Only, 6.250% minus 1-month USD-LIBOR, 5.477%*, 1/20/2043	14,678,225	1,922,866

“AS”, Series 2018-124, Interest Only, 6.250% minus 1-month USD-LIBOR, 5.477%*, 9/20/2048	15,746,172	3,223,910

“PC”, Series 2003-19, 5.5%, 3/16/2033	1,269,714	1,446,051

“Z”, Series 2006-12, 5.5%, 3/20/2036	140,138	177,784

“DZ”, Series 2009-106, 5.5%, 11/20/2039	255,640	348,721

“IA”, Series 2012-64, Interest Only, 5.5%, 5/16/2042	5,848,421	1,091,323

“SG”, Series 2017-60, Interest Only, 6.470% minus 1-month USD-LIBOR, 5.697%*, 2/20/2038	15,678,114	3,537,643

“SD”, Series 2017-60, Interest Only, 6.520% minus 1-month USD-LIBOR, 5.747%*, 2/20/2038	9,526,222	1,854,955

“CI”, Series 2009-42, Interest Only, 6.0%, 8/16/2035	401,823	98,389

“IP”, Series 2009-118, Interest Only, 6.5%, 12/16/2039	586,002	111,565

“SB”, Series 2014-81, 16.400% minus 4 x 1-month USD-LIBOR, 10.076%*, 6/20/2044	636,115	768,521

JP Morgan Mortgage Trust:

“A11”, Series 2020-2, 144A, 1-month USD-LIBOR + 0.800%, 2.439%*, 7/25/2050	6,098,843	5,619,724

“A11”, Series 2019-9, 144A, 1-month USD-LIBOR + 0.900%, 2.527%*, 5/25/2050	9,691,878	9,202,570

“A6”, Series 2017-2, 144A, 3.0%, 5/25/2047	8,220,961	8,162,831

“A6”, Series 2017-4, 144A, 3.0%, 11/25/2048	3,679,884	3,674,006

“A5”, Series 2017-4, 144A, 3.5%, 11/25/2048	4,582,682	4,571,785

“A4”, Series 2019-1, 144A, 4.0%, 5/25/2049	6,042,330	6,033,380

New Residential Mortgage Loan:

“A1”, Series 2019-NQM3, 144A, 2.802%, 7/25/2049	12,079,328	11,858,761

“A1”, Series 2019-NQM2, 144A, 3.6%, 4/25/2049	4,641,898	4,599,821

Onslow Bay Financial Trust:

“A5”, Series 2020-INV1, 144A, 3.5%, 12/25/2049	3,650,999	3,708,548

“A10”, Series 2019-INV1, 144A, 4.0%, 11/25/2048	10,200,000	10,091,995

Total Collateralized Mortgage Obligations (Cost $261,248,842)		271,695,420

The accompanying notes are an integral part of the financial statements.

DWS GNMA Fund	|	13

	Principal Amount ($)	Value ($)

U.S. Government Agency Sponsored Pass-Throughs 1.4%

Federal Home Loan Mortgage Corp.:

4.0%, 1/1/2045	10,498,659	11,373,799

4.0%, 12/1/2045	6,362,926	6,893,922

7.0%, 10/1/2038	97,900	115,045

Federal National Mortgage Association:

4.0%, 9/1/2040	512,779	556,884

5.0%, 7/1/2044	2,262,992	2,513,504
Total U.S. Government Agency Sponsored Pass-Throughs (Cost $20,481,259)		21,453,154

Short-Term U.S. Treasury Obligations 1.7%

U.S. Treasury Bills:

1.453% **, 7/16/2020 (b)	5,000,000	4,998,841

1.512% **, 7/16/2020 (b)	300,000	299,930

1.518% **, 7/16/2020 (b)	500,000	499,884

1.598% **, 9/10/2020 (c)	16,000,000	15,991,792

1.802% **, 7/16/2020 (b)	3,464,000	3,463,197

Total Short-Term U.S. Treasury Obligations (Cost $25,105,022)		25,253,644

	Shares	Value ($)
Cash Equivalents 1.8%
DWS Central Cash Management Government Fund, 0.32% (d) (Cost $27,086,384)	27,086,384	27,086,384

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $1,521,878,429)	105.7	1,562,986,737
Other Assets and Liabilities, Net	(5.7)	(83,994,199)

Net Assets	100.0	1,478,992,538

The accompanying notes are an integral part of the financial statements.

14	|	DWS GNMA Fund

A summary of the Fund’s transactions with affiliated investments during the period ended March 31, 2020 are as follows:

Value ($) at 9/30/2019	Pur- chases Cost ($)	Sales Proceeds ($)	Net Real- ized Gain/ (Loss) ($)	Net Change in Unreal- ized Appreci- ation (Depreci- ation) ($)	Income ($)	Capital Gain Distri- butions ($)	Number of Shares at 3/31/2020	Value ($) at 3/31/2020
Cash Equivalents 1.8%
DWS Central Cash Management Government Fund, 0.32% (d)
58,053,622	900,858,306	931,825,544	—	—	561,971	—	27,086,384	27,086,384
DWS ESG Liquidity Fund “Capital Shares”, 1.20% (d)
63,684,877	578,233	64,237,225	(13,403)	(12,482)	488,884	—	—	—
121,738,499	901,436,539	996,062,769	(13,403)	(12,482)	1,050,855	—	27,086,384	27,086,384

*

Variable or floating rate security. These securities are shown at their current rate as of March 31, 2020. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description above. Certain variable rate securities are not based on a published reference rate and spread but adjust periodically based on current market conditions, prepayment of underlying positions and/or other variables.

**	Annualized yield at time of purchase; not a coupon rate.

(a)	When-issued, delayed delivery or forward commitment securities included.

(b)	At March 31, 2020, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(c)	At March 31, 2020, this security has been pledged, in whole or in part, to cover initial margin requirements for open centrally cleared swap contracts.

(d)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Interest Only: Interest Only (IO) bonds represent the “interest only” portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

LIBOR: London Interbank Offered Rate

Principal Only: Principal Only (PO) bonds represent the “principal only” portion of payments on a pool of underlying mortgages or mortgage-backed securities.

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

The accompanying notes are an integral part of the financial statements.

DWS GNMA Fund	|	15

At March 31, 2020, open futures contracts purchased were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized Appreciation ($)
5 Year U.S. Treasury Note	USD	6/30/2020	767	95,163,330	96,150,641	987,311
Ultra 10 Year U.S. Treasury Note	USD	6/19/2020	183	28,475,390	28,553,719	78,329
Ultra Long U.S. Treasury Bond	USD	6/19/2020	326	66,120,293	72,331,250	6,210,957
Total unrealized appreciation						7,276,597

At March 31, 2020, open futures contracts sold were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized Depreciation ($)
U.S. Treasury Long Bond	USD	6/19/2020	860	143,367,891	153,993,750	(10,625,859)

At March 31, 2020, open interest rate swap contracts were as follows:

Centrally Cleared Swaps

Cash Flows Paid by the Fund/ Frequency	Cash Flows Received by the Fund/ Frequency	Effective/ Expiration Date	Notional Amount ($)	Currency	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized Depreciation ($)
Fixed — 2.724% Semi-Annually	Floating — 3-Month LIBOR Quarterly	3/4/2019 3/5/2029	13,100,000	USD	(2,371,270)	—	(2,371,270)
Fixed — 2.085% Semi-Annually	Floating — 3-Month LIBOR Quarterly	5/30/2019 5/31/2022	7,700,000	USD	(313,300)	—	(313,300)
Fixed — 2.179% Semi-Annually	Floating — 3-Month LIBOR Quarterly	5/21/2019 2/21/2023	15,800,000	USD	(794,652)	—	(794,652)
Fixed — 1.741% Semi-Annually	Floating — 3-Month LIBOR Quarterly	1/23/2020 1/23/2030	36,600,000	USD	(3,621,172)	—	(3,621,172)
Total unrealized depreciation							(7,100,394)

Currency Abbreviation
USD United States Dollar

The accompanying notes are an integral part of the financial statements.

16	|	DWS GNMA Fund

For information on the Fund’s policy and additional disclosures regarding futures contracts and interest rate swap contracts, please refer to the Derivatives section of Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of March 31, 2020 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements

Assets	Level 1	Level 2	Level 3	Total
Fixed Income Investments (e)
Government National Mortgage Association	$—	$1,114,706,761	$—	$1,114,706,761
Asset-Backed	—	81,160,000	—	81,160,000
Commercial Mortgage-Backed Securities	—	21,631,374	—	21,631,374
Collateralized Mortgage Obligations	—	271,695,420	—	271,695,420
U.S. Government Agency Sponsored Pass-Throughs	—	21,453,154	—	21,453,154
Short-Term U.S. Treasury Obligations	—	25,253,644	—	25,253,644
Short-Term Investments	27,086,384	—	—	27,086,384
Derivatives (f)
Futures Contracts	7,276,597	—	—	7,276,597
Total	$34,362,981	$1,535,900,353	$—	$1,570,263,334

Liabilities	Level 1	Level 2	Level 3	Total
Derivatives (f)
Futures Contracts	$(10,625,859)	$—	$—	$(10,625,859)
Interest Rate Swap Contracts	—	(7,100,394)	—	(7,100,394)
Total	$(10,625,859)	$(7,100,394)	$—	$(17,726,253)

(e)	See Investment Portfolio for additional detailed categorizations.

(f)	Derivatives include unrealized appreciation (depreciation) on open futures contracts and interest rate swap contracts.

The accompanying notes are an integral part of the financial statements.

DWS GNMA Fund	|	17

Statement of Assets and Liabilities

as of March 31, 2020 (Unaudited)

Assets
Investments in non-affiliated securities, at value (cost $1,494,792,045)	$1,535,900,353
Investments in DWS Central Cash Management Government Fund (cost $27,086,384)	27,086,384
Cash	73,147,445
Cash held as collateral for forward commitments	5,838,922
Receivable for investments sold	95,129,341
Receivable for investments sold — forward commitments	72,456,149
Receivable for Fund shares sold	11,385,623
Interest receivable	4,782,932
Receivable for variation margin on future contracts	268,856
Receivable for variation margin on centrally cleared swaps	253,074
Other assets	122,625
Total assets	1,826,371,704

Liabilities
Payable for investments purchased	38,896,684
Payable for investments purchased — forward commitments	301,085,599
Payable for Fund shares redeemed	261,497
Payable upon return of collateral for forward commitments	5,838,922
Accrued management fee	386,668
Accrued Trustees’ fees	20,396
Other accrued expenses and payables	889,400
Total liabilities	347,379,166
Net assets, at value	$1,478,992,538

Net Assets Consist of
Distributable earnings (loss)	(236,496,573)
Paid-in capital	1,715,489,111
Net assets, at value	$1,478,992,538

The accompanying notes are an integral part of the financial statements.

18	|	DWS GNMA Fund

Statement of Assets and Liabilities as of March 31, 2020 (Unaudited) (continued)

Net Asset Value

Class A

Net Asset Value and redemption price per share ($600,782,753 ÷ 43,264,886 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$13.89

Maximum offering price per share (100 ÷ 97.25 of $13.89)	$14.28
Class T

Net Asset Value and redemption price per share ($10,768 ÷ 775 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$13.89

Maximum offering price per share (100 ÷ 97.50 of $13.89)	$14.25
Class C

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($20,158,507 ÷ 1,450,880 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$13.89
Class R

Net Asset Value, offering and redemption price per share ($1,090,915 ÷ 78,451 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$13.91
Class R6

Net Asset Value, offering and redemption price per share ($758,171 ÷ 54,541 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$13.90
Class S

Net Asset Value, offering and redemption price per share ($823,178,411 ÷ 59,177,770 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$13.91
Institutional Class

Net Asset Value, offering and redemption price per share ($33,013,013 ÷ 2,375,652 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$13.90

The accompanying notes are an integral part of the financial statements.

DWS GNMA Fund	|	19

Statement of Operations

for the six months ended March 31, 2020 (Unaudited)

Investment Income
Income:

Interest	$19,280,629
Income distributions from affiliated Underlying Funds	1,050,855
Total income	20,331,484
Expenses:

Management fee	2,310,392
Administration fee	733,522
Services to shareholders	867,468
Distribution and service fees	785,599
Custodian fee	28,404
Professional fees	40,701
Reports to shareholders	58,752
Registration fees	39,199
Trustees’ fees and expenses	27,885
Other	63,300
Total expenses before expense reductions	4,955,222
Expense reductions	(583)
Total expenses after expense reductions	4,954,639
Net investment income	15,376,845

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:

Sale of affiliated investments	(13,403)
Sale of non-affiliated investments	3,193,526
Swap contracts	909,086
Futures	(4,924,169)
Foreign currency	(53,669)
Payments by affiliates (see Note G)	4,038
(884,591)
Change in net unrealized appreciation (depreciation) on:

Affiliated investments	(12,482)
Non-affiliated investments	19,499,646
Swap contracts	(3,166,614)
Futures	(3,932,307)
Foreign currency	80,432
12,468,675
Net gain (loss)	11,584,084
Net increase (decrease) in net assets resulting from operations	$26,960,929

The accompanying notes are an integral part of the financial statements.

20	|	DWS GNMA Fund

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended March 31, 2020 (Unaudited)	Year Ended September 30, 2019

Operations:

Net investment income (loss)	$15,376,845	$38,315,011
Net realized gain (loss)	(884,591)	21,913,608
Change in net unrealized appreciation (depreciation)	12,468,675	50,661,994
Net increase (decrease) in net assets resulting from operations	26,960,929	110,890,613
Distributions to shareholders:

Class A	(7,187,276)	(17,573,343)
Class T	(124)	(278)
Class C	(156,339)	(476,655)
Class R	(12,026)	(33,363)
Class R6	(8,369)	(18,472)
Class S	(10,683,279)	(25,971,104)
Institutional Class	(312,102)	(410,933)
Total distributions	(18,359,515)	(44,484,148)
Fund share transactions:

Proceeds from shares sold	80,512,075	41,399,373
Reinvestment of distributions	15,247,492	36,667,699
Payments for shares redeemed	(130,482,833)	(255,345,646)
Net increase (decrease) in net assets from Fund share transactions	(34,723,266)	(177,278,574)
Increase (decrease) in net assets	(26,121,852)	(110,872,109)
Net assets at beginning of period	1,505,114,390	1,615,986,499

Net assets at end of period	$1,478,992,538	$1,505,114,390

The accompanying notes are an integral part of the financial statements.

DWS GNMA Fund	|	21

Financial Highlights

	Six Months Ended 3/31/20		Years Ended September 30,
Class A	(Unaudited)		2019	2018	2017	2016	2015

Selected Per Share Data
Net asset value, beginning of period	$13.81		$13.22	$13.72	$14.13	$14.21	$14.49
Income (loss) from investment operations:

Net investment income[a]	.14		.32	.25	.25	.27	.32
Net realized and unrealized gain (loss)	.10		.64	(.42)	(.27)	.02	(.14)
Total from investment operations	.24		.96	(.17)	(.02)	.29	.18
Less distributions from:
Net investment income	(.16)		(.37)	(.33)	(.39)	(.37)	(.46)
Net asset value, end of period	$13.89		$13.81	$13.22	$13.72	$14.13	$14.21
Total Return (%)[b]	1.70	**	7.40	(1.23)	(.07)	1.97	1.30

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	601		623	663	799	54	63
Ratio of expenses (%)	.80	*	.79	.81	.79	.83	.82
Ratio of net investment income (%)	1.96	*	2.37	1.88	1.77	1.93	2.24
Portfolio turnover rate (%)	159	**	317	396	426	339	199

[a]	Based on average shares outstanding during the period.

[b]	Total return does not reflect the effect of any sales charges.

*	Annualized

**	Not annualized

The accompanying notes are an integral part of the financial statements.

22	|	DWS GNMA Fund

Six Months Ended 3/31/20			Years Ended September 30,		Period Ended
Class T	(Unaudited)		2019	2018	9/30/17[a]

Selected Per Share Data
Net asset value, beginning of period	$13.81		$13.23	$13.72	$13.87
Income (loss) from investment operations:

Net investment income[b]	.13		.31	.25	.06
Net realized and unrealized gain (loss)	.11		.64	(.42)	(.08)
Total from investment operations	.24		.95	(.17)	(.02)
Less distributions from:
Net investment income	(.16)		(.37)	(.32)	(.13)
Net asset value, end of period	$13.89		$13.81	$13.23	$13.72
Total Return (%)[c]	1.76	**	7.28	(1.23)[d]	(.16	)d**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	11		11	10	10
Ratio of expenses before expense reductions (%)	.81	*	.82	.84	.95	*
Ratio of expenses after expense reductions (%)	.81	*	.82	.84	.87	*
Ratio of net investment income (%)	1.95	*	2.33	1.87	1.59	*
Portfolio turnover rate (%)	159	**	317	396	426	[e]

[a]	For the period from June 5, 2017 (commencement of operations) to September 30, 2017.

[b]	Based on average shares outstanding during the period.

[c]	Total return does not reflect the effect of any sales charges.

[d]	Total return would have been lower had certain expenses not been reduced.

[e]	Represents the Funds’s portfolio turnover rate for the year ended September 30, 2017.

*	Annualized

**	Not annualized

The accompanying notes are an integral part of the financial statements.

DWS GNMA Fund	|	23

	Six Months Ended 3/31/20		Years Ended September 30,
Class C	(Unaudited)		2019	2018	2017	2016	2015

Selected Per Share Data
Net asset value, beginning of period	$13.81		$13.22	$13.73	$14.13	$14.22	$14.50
Income (loss) from investment operations:

Net investment income[a]	.08		.21	.15	.14	.17	.21
Net realized and unrealized gain (loss)	.11		.65	(.43)	(.26)	.01	(.14)
Total from investment operations	.19		.86	(.28)	(.12)	.18	.07
Less distributions from:
Net investment income	(.11)		(.27)	(.23)	(.28)	(.27)	(.35)
Net asset value, end of period	$13.89		$13.81	$13.22	$13.73	$14.13	$14.22
Total Return (%)[b]	1.30	**	6.62	(2.07)	(.82)	1.21	.54

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	20		21	26	44	35	43
Ratio of expenses (%)	1.60	*	1.57	1.60	1.55	1.58	1.57
Ratio of net investment income (%)	1.15	*	1.59	1.08	1.01	1.17	1.47
Portfolio turnover rate (%)	159	**	317	396	426	339	199

[a]	Based on average shares outstanding during the period.

[b]	Total return does not reflect the effect of any sales charges.

*	Annualized

**	Not annualized

The accompanying notes are an integral part of the financial statements.

24	|	DWS GNMA Fund

	Six Months Ended 3/31/20		Years Ended September 30,
Class R	(Unaudited)		2019	2018	2017	2016	2015

Selected Per Share Data
Net asset value, beginning of period	$13.82		$13.24	$13.74	$14.14	$14.23	$14.51
Income (loss) from investment operations:

Net investment income[a]	.11		.27	.21	.20	.23	.28
Net realized and unrealized gain (loss)	.12		.64	(.42)	(.26)	.01	(.15)
Total from investment operations	.23		.91	(.21)	(.06)	.24	.13
Less distributions from:
Net investment income	(.14)		(.33)	(.29)	(.34)	(.33)	(.41)
Net asset value, end of period	$13.91		$13.82	$13.24	$13.74	$14.14	$14.23
Total Return (%)[b]	1.68	**	7.03	(1.55)	(.39)	1.66	.97

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1		1	2	2	1	.77
Ratio of expenses before expense reductions (%)	1.24	*	1.22	1.25	1.20	1.21	1.24
Ratio of expenses after expense reductions (%)	1.14	*	1.13	1.15	1.12	1.17	1.11
Ratio of net investment income (%)	1.62	*	2.03	1.53	1.44	1.61	1.96
Portfolio turnover rate (%)	159	**	317	396	426	339	199

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

*	Annualized

**	Not annualized

The accompanying notes are an integral part of the financial statements.

DWS GNMA Fund	|	25

	Six Months Ended 3/31/20		Years Ended September 30,				Period Ended
Class R6	(Unaudited)		2019	2018	2017	2016	9/30/15[a]

Selected Per Share Data
Net asset value, beginning of period	$13.82		$13.23	$13.73	$14.14	$14.22	$14.45
Income (loss) from investment operations:

Net investment income[b]	.16		.36	.25	.27	.31	.22
Net realized and unrealized gain (loss)	.11		.64	(.39)	(.26)	.02	(.12)
Total from investment operations	.27		1.00	(.14)	.01	.33	.10
Less distributions from:
Net investment income	(.19)		(.41)	(.36)	(.42)	(.41)	(.33)
Net asset value, end of period	$13.90		$13.82	$13.23	$13.73	$14.14	$14.22
Total Return (%)	1.94	**	7.71	(1.05)[c]	.11 [c]	2.28	.77	c**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	758		658	557	10	10	10
Ratio of expenses before expense reductions (%)	.48	*	.48	.49	.68	.57	.78	*
Ratio of expenses after expense reductions (%)	.48	*	.48	.49	.62	.57	.61	*
Ratio of net investment income (%)	2.29	*	2.67	1.91	1.94	2.17	2.32	*
Portfolio turnover rate (%)	159	**	317	396	426	339	199	[d]

[a]	For the period from February 2, 2015 (commencement of operations) to September 30, 2015.

[b]	Based on average shares outstanding during the period.

[c]	Total return would have been lower had certain expenses not been reduced.

[d]	Represents the Fund’s portfolio turnover rate for the year ended September 30, 2015.

*	Annualized

**	Not annualized

The accompanying notes are an integral part of the financial statements.

26	|	DWS GNMA Fund

	Six Months Ended 3/31/20		Years Ended September 30,
Class S	(Unaudited)		2019	2018	2017	2016	2015

Selected Per Share Data
Net asset value, beginning of period	$13.83		$13.24	$13.75	$14.15	$14.23	$14.52
Income (loss) from investment operations:

Net investment income[a]	.15		.35	.29	.28	.31	.36
Net realized and unrealized gain (loss)	.11		.65	(.44)	(.25)	.02	(.15)
Total from investment operations	.26		1.00	(.15)	.03	.33	.21
Less distributions from:
Net investment income	(.18)		(.41)	(.36)	(.43)	(.41)	(.50)
Net asset value, end of period	$13.91		$13.83	$13.24	$13.75	$14.15	$14.23
Total Return (%)	1.89	**	7.64	(1.07)	.20	2.32	1.50

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	823		845	905	1,088	1,241	1,335
Ratio of expenses (%)	.56	*	.56	.57	.56	.56	.55
Ratio of net investment income (%)	2.20	*	2.60	2.12	2.00	2.20	2.50
Portfolio turnover rate (%)	159	**	317	396	426	339	199

[a]	Based on average shares outstanding during the period.

*	Annualized

**	Not annualized

The accompanying notes are an integral part of the financial statements.

DWS GNMA Fund	|	27

	Six Months Ended 3/31/20		Years Ended September 30,
Institutional Class	(Unaudited)		2019	2018	2017	2016	2015

Selected Per Share Data
Net asset value, beginning of period	$13.81		$13.22	$13.73	$14.14	$14.23	$14.51
Income (loss) from investment operations:

Net investment income[a]	.16		.35	.28	.27	.32	.36
Net realized and unrealized gain (loss)	.11		.64	(.43)	(.25)	.01	(.14)
Total from investment operations	.27		.99	(.15)	.02	.33	.22
Less distributions from:
Net investment income	(.18)		(.40)	(.36)	(.43)	(.42)	(.50)
Net asset value, end of period	$13.90		$13.81	$13.22	$13.73	$14.14	$14.23
Total Return (%)	1.83	**	7.72	(1.08)	.17	2.33	1.51

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	33		14	19	12	9	2
Ratio of expenses (%)	.52	*	.54	.58	.58	.52	.57
Ratio of net investment income (%)	2.30	*	2.63	2.10	1.98	2.25	2.51
Portfolio turnover rate (%)	159	**	317	396	426	339	199

[a]	Based on average shares outstanding during the period.

*	Annualized

**	Not annualized

The accompanying notes are an integral part of the financial statements.

28	|	DWS GNMA Fund

Notes to Financial Statements	(Unaudited)

A. Organization and Significant Accounting Policies

DWS GNMA Fund (the “Fund”) is a diversified series of Deutsche DWS Income Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class T shares are subject to an initial sales charge and are only available through certain financial intermediaries. Class T shares are closed to new purchases, except in connection with the reinvestment of dividends or other distributions. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares automatically convert to Class A shares in the same fund after 10 years, provided that the fund or the financial intermediary through which the shareholder purchased the Class C shares has records verifying that the Class C shares have been held for at least 10 years. Class R and Class R6 shares are not subject to an initial or contingent deferred sales charge and are only available to participants in certain retirement plans. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution and service fees, and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting, subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

DWS GNMA Fund	|	29

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Debt securities are valued at prices supplied by independent pricing services approved by the Fund’s Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies;

30	|	DWS GNMA Fund

quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer; analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed, but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Brown Brothers Harriman & Co., as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of cash and/or U.S. Treasury Securities having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. During the six months ended March 31, 2020, the Fund may invest the cash collateral into a joint trading account in DWS Government & Agency Securities Portfolio, an affiliated money market fund managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a

DWS GNMA Fund	|	31

management/administration fee (0.12% annualized effective rate as of March 31, 2020) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

During the six months ended March 31, 2020, the Fund had no securities on loan.

Forward Commitments. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The Fund may sell the forward commitment security before the settlement date or enter into a new commitment to extend the delivery date into the future. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to hold cash or other liquid assets at least equal to the amount of the commitment. Additionally, the Fund or the counterparty may be required to post securities and/or cash collateral in accordance with the terms of the commitment.

Certain risks may arise upon entering into when-issued, delayed delivery or forward commitment transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic or other factors. Such transactions may also have the effect of leverage on the Fund and may cause the Fund to be more volatile. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

32	|	DWS GNMA Fund

At September 30, 2019, the Fund had a net tax basis capital loss carryforward of approximately $264,035,000, which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($137,391,000) and long-term losses ($126,644,000). Capital Loss Carryforward from this Fund may be subject to certain limitations under Section 382–384 of the Internal Revenue Code.

At March 31, 2020, the aggregate cost of investments for federal income tax purposes was $1,522,565,998. The net unrealized appreciation for all investments based on tax cost was $40,420,739. This consisted of aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost of $56,897,812 and aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value of $16,477,073.

The Fund has reviewed the tax positions for the open tax years as of September 30, 2019 and has determined that no provision for income tax and/or uncertain tax position is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund are declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in futures, investments in swap contracts, paydown losses on mortgage backed securities, premium amortization on debt securities and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

DWS GNMA Fund	|	33

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on the trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

B. Derivative Instruments

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on the notional amount of the swap. A bilateral swap is a transaction between the fund and a counterparty where cash flows are exchanged between the two parties. A centrally cleared swap is a transaction executed between the fund and a counterparty, then cleared by a clearing member through a central clearinghouse. The central clearinghouse serves as the counterparty, with whom the fund exchanges cash flows.

The value of a swap is adjusted daily, and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Gains or losses are realized when the swap expires or is closed. Certain risks may arise when entering into swap transactions including counterparty default; liquidity; or unfavorable changes in interest rates or the value of the underlying reference security, commodity or index. In connection with bilateral swaps, securities and/or cash may be identified as collateral in accordance with the terms of the swap agreement to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the swap, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. Upon entering into a centrally cleared swap, the Fund is required to deposit with a financial intermediary cash or securities (“initial margin”) in an amount equal to a certain percentage of the notional amount of the swap. Subsequent payments (“variation margin”) are made or received by the Fund dependent upon the daily fluctuations in the value of the swap. In a centrally cleared swap

34	|	DWS GNMA Fund

transaction, counterparty risk is minimized as the central clearinghouse acts as the counterparty.

An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.

Interest Rate Swaps. Interest rate swaps are agreements in which the Fund agrees to pay to the counterparty a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations are based on the notional amount of the swap. For the six months ended March 31, 2020, the Fund entered into interest rate swap agreements to gain exposure to different parts of the yield curve while managing overall duration and for non-hedging purposes to seek to enhance potential gains.

A summary of the open interest rate swap contracts as of March 31, 2020 is included in a table following the Fund’s Investment Portfolio. For the six months ended March 31, 2020, the investment in interest rate swap contracts had a total USD equivalent notional amount generally indicative of a range from $73,200,000 to $851,000,000.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the six months ended March 31, 2020, the Fund entered into interest rate futures to gain exposure to different parts of the yield curve while managing overall duration and for non-hedging purposes to seek to enhance potential gains.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities (“initial margin”) in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments (“variation margin”) are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange’s clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund’s ability to close out a futures

DWS GNMA Fund	|	35

contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of March 31, 2020 is included in a table following the Fund’s Investment Portfolio. For the six months ended March 31, 2020, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $41,236,000 to $528,497,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from approximately $153,994,000 to $428,348,000.

The following tables summarize the value of the Fund’s derivative instruments held as of March 31, 2020 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivatives	Futures Contracts
Interest Rate Contracts (a)	$7,276,597

The above derivative is located in the following Statement of Assets and Liabilities accounts:

(a)	Includes cumulative appreciation of futures as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

Liability Derivatives	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (b)	$(7,100,394)	$(10,625,859)	$(17,726,253)

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(b)

Includes cumulative depreciation of futures and centrally cleared swap contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended March 31, 2020 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (c)	$909,086	$(4,924,169)	$(4,015,083)

Each of the above derivatives is located in the following Statement of Operations accounts:

(c)	Net realized gain (loss) from swap contracts and futures contracts, respectively

36	|	DWS GNMA Fund

Change in Net Unrealized Appreciation (Depreciation)	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (d)	$(3,166,614)	$(3,932,307)	$(7,098,921)

Each of the above derivatives is located in the following Statement of Operations accounts:

(d)	Change in net unrealized appreciation (depreciation) on swap and futures contracts, respectively

C. Purchases and Sales of Securities

During the six months ended March 31, 2020, purchases and sales of investment securities, excluding short-term investments, were as follows:

	Purchases	Sales
Non-U.S. Treasury Obligations	$2,395,109,912	$2,424,677,203
U.S. Treasury Obligations	$46,924,283	$94,733,665

D. Related Parties

Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund’s average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $1.0 billion of the Fund’s average daily net assets	.315%
Next $1.5 billion of such net assets	.310%
Next $2.5 billion of such net assets	.300%
Next $2.5 billion of such net assets	.280%
Next $2.5 billion of such net assets	.260%
Next $2.5 billion of such net assets	.240%
Over $12.5 billion of such net assets	.220%

Accordingly, for the six months ended March 31, 2020, the fee pursuant to the Investment Management Agreement was equivalent to an annualized rate (exclusive of any applicable waivers/reimbursements) of 0.31% of the Fund’s average daily net assets.

DWS GNMA Fund	|	37

For the period from October 1, 2019 through January 31, 2020 (through November 14, 2019 for Institutional Class), the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (including indirect expenses of Underlying Funds and excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of certain classes as follows:

Class A	.88%
Class T	.88%
Class C	1.63%
Class R	1.13%
Class R6	.63%
Class S	.63%
Institutional Class	.63%

Effective November 15, 2019 through January 31, 2021, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of Institutional Class shares at 0.56%.

Effective February 1, 2020 through September 30, 2020 (through January 31, 2021 for Class R), the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (including indirect expenses of Underlying Funds and excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of certain classes as follows:

Class A	.92%
Class T	.92%
Class C	1.67%
Class R	1.17%
Class R6	.67%
Class S	.67%

For the six months ended March 31, 2020, fees waived and/or expenses reimbursed for Class R were $583.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. Prior to March 1, 2020, for all services provided under the Administrative Services Agreement, the Fund paid the Advisor an annual fee (“Administration fee”) of 0.10% of the Fund’s average daily net assets, computed and

38	|	DWS GNMA Fund

accrued daily and payable monthly. Effective March 1, 2020, for all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual Administration Fee of 0.097% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the six months ended March 31, 2020, the Administration Fee was $733,522, of which $119,667 is unpaid.

Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended March 31, 2020, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at March 31, 2020
Class A	$151,488	$54,365
Class T	10	4
Class C	1,565	615
Class R	24	9
Class R6	28	9
Class S	246,096	89,413
Institutional Class	411	80
	$399,622	$144,495

In addition, for the six months ended March 31, 2020, the amounts charged to the Fund for recordkeeping and other administrative services provided by unaffiliated third parties, included in the Statement of Operations under “Services to shareholders,” were as follows:

Sub-Recordkeeping	Total Aggregated
Class A	$155,213
Class C	11,233
Class S	130,634
Class R	1,595
Institutional Class	4,916
$303,591

Distribution and Service Fees. Under the Fund’s Class C and Class R 12b-1 plans, DWS Distributors, Inc. (“DDI”), an affiliate of the Advisor, receives a fee (“Distribution Fee”) of 0.75% of average daily net assets of

DWS GNMA Fund	|	39

Class C shares and 0.25% of the average daily net assets of Class R shares. In accordance with the Fund’s Underwriting and Distribution Service Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class C and R shares. For the six months ended March 31, 2020, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at March 31, 2020
Class C	$74,121	$12,343
Class R	1,494	252
	$75,615	$12,595

In addition, DDI provides information and administrative services for a fee (“Service Fee”) to Class A, T, C and R shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended March 31, 2020, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at March 31, 2020	Annualized Rate
Class A	$683,778	$289,128	.22%
Class T	8	8	.15%
Class C	24,706	8,007	.25%
Class R	1,492	488	.25%
	$709,984	$297,631

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended March 31, 2020 aggregated $3,116.

In addition, DDI receives any contingent deferred sales charge (“CDSC”) from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C. For the six months ended March 31, 2020, the CDSC for Class C shares aggregated $47. A deferred sales charge of up to 0.50% is assessed on certain redemptions of Class A shares. For the six months ended March 31, 2020, CDSC for Class A was $32.

Typesetting and Filing Service Fees. Under an agreement with the Fund, DIMA is compensated for providing certain pre-press and regulatory filing services to the Fund. For the six months ended March 31, 2020, the amount charged to the Fund by DIMA included in the Statement of

40	|	DWS GNMA Fund

Operations under “Reports to shareholders” aggregated $9,279, all of which is unpaid.

Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.

E. Line of Credit

The Fund and other affiliated funds (the “Participants”) share in a $350 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at March 31, 2020.

DWS GNMA Fund	|	41

F. Fund Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended March 31, 2020		Year Ended September 30, 2019
	Shares	Dollars	Shares	Dollars

Shares sold
Class A	1,033,073	$14,273,481	757,333	$10,250,138
Class C	135,319	1,869,554	130,491	1,736,153
Class R	16,877	233,158	18,086	242,843
Class R6	11,933	165,799	4,926	66,574
Class S	2,456,099	34,033,651	1,737,462	23,366,607
Institutional Class	2,163,042	29,936,432	420,877	5,737,058
		$80,512,075		$41,399,373

Shares issued to shareholders in reinvestment of distributions
Class A	458,190	$6,319,407	1,144,079	$15,387,010
Class T	9	124	21	278
Class C	10,732	148,154	33,279	447,555
Class R	870	12,026	2,479	33,363
Class R6	606	8,369	1,370	18,472
Class S	611,606	8,448,704	1,512,106	20,372,460
Institutional Class	22,513	310,708	30,425	408,561
		$15,247,492		$36,667,699

Shares redeemed
Class A	(3,327,707)	$(45,950,318)	(6,979,877)	$(93,659,447)
Class C	(242,769)	(3,354,258)	(616,874)	(8,309,656)
Class R	(24,783)	(342,785)	(57,672)	(774,699)
Class R6	(5,595)	(77,420)	(836)	(11,211)
Class S	(5,025,970)	(69,539,548)	(10,489,068)	(140,918,387)
Institutional Class	(810,920)	(11,218,504)	(873,247)	(11,672,246)
		$(130,482,833)		$(255,345,646)

Net increase (decrease)
Class A	(1,836,444)	$(25,357,430)	(5,078,465)	$(68,022,299)
Class T	9	124	21	278
Class C	(96,718)	(1,336,550)	(453,104)	(6,125,948)
Class R	(7,036)	(97,601)	(37,107)	(498,493)
Class R6	6,944	96,748	5,460	73,835
Class S	(1,958,265)	(27,057,193)	(7,239,500)	(97,179,320)
Institutional Class	1,374,635	19,028,636	(421,945)	(5,526,627)
		$(34,723,266)		$(177,278,574)

42	|	DWS GNMA Fund

G. Payments by Affiliates

During the six months ended March 31, 2020, the Advisor agreed to reimburse the Fund $4,038 for losses incurred on trades executed incorrectly. The amount reimbursed was less than 0.01% of the Fund’s average net assets, thus having no impact on the Fund’s total return.

H. Other

A novel strain of coronavirus (COVID-19) outbreak was declared a pandemic by the World Health Organization on March 11, 2020. The situation is evolving with various cities and countries around the world responding in different ways to address the outbreak. There are direct and indirect economic effects developing for various industries and individual companies throughout the world. Management will continue to monitor the impact COVID-19 has on the Fund and reflect the consequences as appropriate in the Fund’s accounting and financial reporting. The recent pandemic spread of the novel coronavirus and related geopolitical events could lead to increased market volatility, disruption to U.S. and world economies and markets and may have significant adverse effects on the Fund and its investments.

DWS GNMA Fund	|	43

Information About Your Fund’s Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class R shares limited these expenses; had they not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (October 1, 2019 to March 31, 2020).

The tables illustrate your Fund’s expenses in two ways:

–

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

–

Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

44	|	DWS GNMA Fund

Expenses and Value of a $1,000 Investment for the six months ended March 31, 2020 (Unaudited)

Actual Fund Return	Class A	Class T	Class C	Class R	Class R6	Class S	Institutional Class
Beginning Account Value 10/1/19	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 3/31/20	$1,017.00	$1,017.60	$1,013.00	$1,015.30	$1,019.40	$1,018.90	$1,018.30
Expenses Paid per $1,000*	$4.03	$4.09	$8.05	$5.74	$2.42	$2.83	$2.62

Hypothetical 5% Fund Return	Class A	Class T	Class C	Class R	Class R6	Class S	Institutional Class
Beginning Account Value 10/1/19	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 3/31/20	$1,021.00	$1,020.95	$1,017.00	$1,019.30	$1,022.60	$1,022.20	$1,022.40
Expenses Paid per $1,000*	$4.04	$4.09	$8.07	$5.76	$2.43	$2.83	$2.63

*

Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 183 (the number of days in the most recent six-month period), then divided by 366.

Annualized Expense Ratios	Class A	Class T	Class C	Class R	Class R6	Class S	Institutional Class
DWS GNMA Fund	.80%	.81%	1.60%	1.14%	.48%	.56%	.52%

For more information, please refer to the Fund’s prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to tools.finra.org/fund_analyzer/.

DWS GNMA Fund	|	45

Liquidity Risk Management

In accordance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940 (the “1940 Act”), your Fund has adopted a liquidity risk management program (the “Program”), and the Board has designated DWS Investment Management Americas, Inc. (“DIMA”) as Program administrator. The Program is designed to assess and manage your Fund’s liquidity risk (the risk that the Fund would be unable to meet requests to redeem shares of the Fund without significant dilution of remaining investors’ interests in the Fund). DIMA has designated a committee (the “Committee”) composed of personnel from multiple departments within DIMA and its affiliates that is responsible for the implementation and ongoing administration of the Program, which includes assessing the Fund’s liquidity risk under both normal and reasonably foreseeable stressed conditions. Under the Program, every investment held by a fund is classified on a daily basis into one of four liquidity categories based on estimations of the investment’s ability to be sold during designated timeframes in current market conditions without significantly changing the investment’s market value.

In February 2020, as required by the Program and the Liquidity Rule, DIMA provided the Board with an annual written report (the “Report”) addressing the operation of the Program and assessing the adequacy and effectiveness of its implementation during the period from December 1, 2018 through November 30, 2019 (the “Reporting Period”). During the Reporting Period, your Fund was primarily invested in highly liquid investments (investments that the Fund anticipates can be converted to cash within three business days or less in current market conditions without significantly changing their market value). As a result, your Fund is not required to adopt, and has not adopted, a “Highly Liquid Investment Minimum” as defined in the Liquidity Rule. During the Reporting Period, the Fund did not approach the 15% limit imposed by the Liquidity Rule on holdings in illiquid investments (investments that cannot be sold or disposed of in seven days or less in current market conditions without the sale of the investment significantly changing the market value of the investment). Your Fund did not experience any issues meeting investor redemptions at any time during the Reporting Period. In the Report, DIMA stated that it believes the Program has operated adequately and effectively to manage the Fund’s liquidity risk during the Reporting Period. DIMA also reported on a material change made to the Program in May 2019 to address Securities and Exchange Commission guidance relating to extended foreign market holidays.

46	|	DWS GNMA Fund

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS GNMA Fund’s (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) in September 2019.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

–	During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the Independent Trustees”).

–

The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”). Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

–	The Board also received extensive information throughout the year regarding performance of the Fund.

–

The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

–

In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group”).

DWS GNMA Fund	|	47

DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2018, the Fund’s performance (Class A shares) was in the 3rd quartile of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2018.

48	|	DWS GNMA Fund

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (2nd quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2018). The Board considered that the Fund implemented new management fee breakpoints to accommodate the merger of Deutsche Strategic Government Securities Fund into the Fund, effective on May 22, 2017. The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (1st quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2018, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing each other operational share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds”), noting that DIMA indicated that it does not provide services to any other comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA

DWS GNMA Fund	|	49

and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.

50	|	DWS GNMA Fund

Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

DWS GNMA Fund	|	51

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, T, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial representative. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

dws.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to Deutsche fund account information.

Written Correspondence	DWS PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The Fund’s policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Fund’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-PORT. The Fund’s Form N-PORT will be available on the SEC’s Web site at sec.gov. The Fund’s portfolio holdings are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: DWS Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

52	|	DWS GNMA Fund

Investment Management

DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), which is part of the DWS Group GmbH & Co. KGaA (“DWS Group”), is the investment advisor for the Fund. DIMA and its predecessors have more than 90 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients. DIMA is an indirect, wholly owned subsidiary of DWS Group.

DWS Group is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

	Class A	Class T	Class C	Class S	Institutional Class
Nasdaq Symbol	GGGGX	GIGTX	GCGGX	SGINX	GIGGX
CUSIP Number	25155T 718	25155T 320	25155T 692	25155T 684	25155T 676
Fund Number	1093	1731	1393	2393	1493

For shareholders of Class R and R6
Automated Information Line	DWS/Ascensus Plan Access (800) 728-3337 24-hour access to your retirement plan account.
Web Site

dws.com

Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.

Log in/register to manage retirement account assets at

https://www.mykplan.com/participantsecure_net/login.aspx.

For More Information	(800) 728-3337 To speak with a service representative.
Written Correspondence	DWS Service Company 222 South Riverside Plaza Chicago, IL 60606-5806

	Class R		Class R6
Nasdaq Symbol	GRGGX		GRRGX
CUSIP Number	25155T 304		25155T 429
Fund Number	1593		1693

DWS GNMA Fund	|	53

Privacy Statement

FACTS	What Does DWS Do With Your Personal Information?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share can include:

– Social Security number

– Account balances

– Purchase and transaction history

– Bank account information

– Contact information such as mailing address, e-mail address and telephone number

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information, the reasons DWS chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does DWS share?	Can you limit this sharing?

For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders or legal investigations	Yes	No

For our marketing purposes — to offer our products and services to you	Yes	No

For joint marketing with other financial companies	No	We do not share

For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We do not share

For our affiliates’ everyday business purposes — information about your creditworthiness	No	We do not share

For non-affiliates to market to you	No	We do not share

Questions?	Call (800) 728-3337 or e-mail us at service@dws.com

54	|	DWS GNMA Fund

Who we are

Who is providing this notice?	DWS Distributors, Inc; DWS Investment Management Americas, Inc.; DWS Trust Company; the DWS Funds

What we do

How does DWS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards, secured files, and secured buildings.

How does DWS collect my personal information?

We collect your personal information, for example, when you:

– open an account

– give us your contact information

– provide bank account information for ACH or wire transactions

– tell us where to send money

– seek advice about your investments

Why can’t I limit all sharing?

Federal law gives you the right to limit only

– sharing for affiliates’ everyday business purposes

– information about your creditworthiness

– affiliates from using your information to market to you

– sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial or non-financial companies. Our affiliates include financial companies with the DWS or Deutsche Bank (“DB”) name, such as DB AG Frankfurt.

Non-affiliates

Companies not related by common ownership or control. They can be financial and non-financial companies.

Non-affiliates we share with include account service providers, service quality monitoring services, mailing service providers and verification services to help in the fight against money laundering and fraud.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. DWS does not jointly market.

California residents may go to https://fundsus.dws.com/us/en-us/legal-resources/privacy-policy.html to obtain additional information relating to their rights under California state law.

Rev. 12/2019

DWS GNMA Fund	|	55

GNMA-3

(R-027140-9 5/20)

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Not applicable

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS GNMA Fund, a series of Deutsche DWS Income Trust

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	5/29/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	5/29/2020

By:	/s/Diane Kenneally Diane Kenneally Chief Financial Officer and Treasurer

Date:	5/29/2020